Exhibit 99.2

Draft 2/9/2012

Supplemental Schedules

Fourth Quarter 2011

Draft 2/9/2012 Page 1

Quarterly Financial Highlights

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

Pre-tax Operating Income (Loss) *

Life Marketing	$40,169	$26,239	$33,704	$20,321	$36,010	$147,470	$116,274
Acquisitions	21,718	32,391	39,429	44,028	41,545	111,143	157,393
Annuities	12,405	13,085	24,375	43,784	29,482	53,901	110,726
Stable Value Products	8,862	9,195	19,142	14,217	14,226	39,207	56,780
Asset Protection	5,060	6,542	5,530	6,019	6,571	29,897	24,662
Corporate & Other	(9,703)	10,021	3,977	(3,815)	(4,416)	(25,053)	5,767
Total Pre-tax Operating Income	$78,511	$97,473	$126,157	$124,554	$123,418	$356,565	$471,602

Balance Sheet Data

Total GAAP Assets	$47,562,786	$48,295,466	$50,987,849	$52,023,403	$52,935,727
Total Protective Life Corporation’s Shareowners’ Equity	$3,331,087	$3,417,209	$3,605,238	$4,082,235	$4,220,465
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$3,037,833	$3,097,855	$3,154,309	$3,197,783	$3,254,246

Stock Data

Closing Price	$26.64	$26.55	$23.13	$15.63	$22.56
Average Shares Outstanding
Basic	86,600,622	86,603,228	86,346,216	84,722,232	83,205,456	86,567,069	85,208,612
Diluted	87,781,602	87,820,085	87,653,731	86,004,571	84,464,572	87,675,857	86,475,229

* “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 2/9/2012 Page 2

Financial Strength Ratings as of December 31, 2011

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 2/9/2012 Page 3

GAAP Consolidated Statements of Income

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$677,116	$666,343	$716,586	$696,978	$720,233	$2,625,394	$2,800,140
Reinsurance Ceded	(388,742)	(331,808)	(364,248)	(326,967)	(371,652)	(1,408,340)	(1,394,675)
Net Premiums and Policy Fees	288,374	334,535	352,338	370,011	348,581	1,217,054	1,405,465
Net investment income	419,631	444,213	448,785	462,926	464,719	1,683,676	1,820,643
RIGL - Derivatives	98,745	(12,686)	(34,993)	(97,816)	(9,756)	(138,249)	(155,251)
RIGL - All Other Investments	(72,024)	4,472	58,917	138,230	33,296	154,366	234,915

OTTI losses	(3,904)	(16,021)	(15,632)	(6,259)	(24,420)	(75,341)	(62,332)
Portion recognized in OCI (before taxes)	(1,324)	10,358	6,145	(3,570)	1,957	33,831	14,890
Net OTTI losses recognized in earnings	(5,228)	(5,663)	(9,487)	(9,829)	(22,463)	(41,510)	(47,442)
Other income	61,284	72,209	87,224	75,859	72,520	222,418	307,812
Total Revenues	790,782	837,080	902,784	939,381	886,897	3,097,755	3,566,142

BENEFITS & EXPENSES
Benefits and settlement expenses	507,196	536,369	551,553	592,792	552,759	2,089,429	2,233,473
Amortization of deferred policy acquisition costs and value of business acquired	62,961	74,363	79,688	83,782	78,090	209,722	315,923
Other operating expenses	65,356	82,702	88,268	91,553	87,650	258,333	350,173
Interest expense - subsidiaries	6,244	6,666	7,108	7,168	7,081	19,658	28,023
Interest expense - holding company - other debt	23,494	23,484	23,493	23,482	23,335	94,145	93,794
Interest expense - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,401	37,605	37,604
Total Benefits and Expenses	674,652	732,985	759,511	808,178	758,316	2,708,892	3,058,990

INCOME BEFORE INCOME TAX	116,130	104,095	143,273	131,203	128,581	388,863	507,152
Income tax expense	37,655	36,629	49,909	42,589	38,710	129,067	167,837
NET INCOME	78,475	67,466	93,364	88,614	89,871	259,796	339,315
Less: Net Income (loss) attributable to noncontrolling interests	(168)	(51)	296	—	—	(445)	245
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$78,643	$67,517	$93,068	$88,614	$89,871	$260,241	$339,070

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.62	$0.72	$0.94	$0.98	$1.02
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.87	0.07	(0.24)	(0.92)	(0.03)
RIGL - All Other Investments	(0.59)	(0.02)	0.36	0.97	0.07
Net income available to PLC’s common shareowners-diluted	$0.90	$0.77	$1.06	$1.03	$1.06
Average shares outstanding-diluted	87,781,602	87,820,085	87,653,731	86,004,571	84,464,572
Dividends paid	$0.14	$0.14	$0.16	$0.16	$0.16

PER SHARE DATA FOR YTD
Operating income-diluted *	$2.73	$0.72	$1.66	$2.64	$3.65
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.56)	0.07	(0.18)	(1.08)	(1.12)
RIGL - All Other Investments	0.80	(0.02)	0.35	1.30	1.39
Net income available to PLC’s common shareowners-diluted	$2.97	$0.77	$1.83	$2.86	$3.92
Average shares outstanding-diluted	87,675,857	87,820,085	87,736,449	87,152,812	86,475,229
Dividends paid	$0.54	$0.14	$0.30	$0.46	$0.62

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 2/9/2012 Page 4

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011
ASSETS

Fixed maturities	$24,676,939	$24,676,049	$26,133,625	$27,855,004	$27,983,446
Equity securities	359,412	352,927	349,738	327,802	335,232
Mortgage loans	4,892,829	4,873,678	5,349,851	5,377,977	5,353,481
Investment real estate	25,340	21,884	23,737	27,495	29,899
Policy loans	793,448	784,320	881,757	880,203	879,819
Other long-term investments	276,337	276,291	297,825	284,550	257,714
Long-term investments	31,024,305	30,985,149	33,036,533	34,753,031	34,839,591
Short-term investments	352,824	406,676	134,698	80,387	101,489
Total investments	31,377,129	31,391,825	33,171,231	34,833,418	34,941,080
Cash	264,425	230,938	419,210	332,487	267,298
Accrued investment income	329,078	343,181	345,906	363,548	350,580
Accounts and premiums receivable	58,580	63,547	68,559	60,008	84,754
Reinsurance receivable	5,608,029	5,659,191	5,730,025	5,645,080	5,645,471
Deferred policy acquisition costs and value of business acquired	3,851,743	3,885,016	4,028,452	4,000,099	4,036,757
Goodwill	114,758	113,983	113,209	112,434	111,659
Property and equipment, net	39,386	42,585	43,142	45,997	48,578
Other assets	169,664	176,778	180,602	201,516	150,549
Current/Deferred income tax	45,582	29,422	39,936	11,142	54,425
Assets related to separate accounts
Variable annuity	5,170,193	5,797,956	6,291,158	5,947,391	6,741,959
Variable universal life	534,219	561,044	556,419	470,283	502,617

TOTAL ASSETS	$47,562,786	$48,295,466	$50,987,849	$52,023,403	$52,935,727

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GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$18,530,564	$18,727,050	$20,619,144	$20,665,267	$20,867,989
Unearned premiums	1,182,828	1,201,591	1,225,066	1,244,457	1,258,785
Stable value product deposits	3,076,233	2,664,139	2,565,235	2,827,862	2,769,510
Annuity deposits	10,591,605	10,781,341	10,899,995	10,975,016	10,946,848
Other policyholders’ funds	578,037	557,378	589,879	575,056	546,516
Reverse repurchase borrowings	—	—	—	157,103	—
Other liabilities	926,201	975,974	964,392	1,196,554	1,065,451
Mortgage loan backed certificates	61,678	51,540	42,862	32,471	19,755
Deferred income taxes	1,022,130	1,054,984	1,171,305	1,415,904	1,544,039
Non-recourse funding obligations	532,400	496,700	438,300	414,800	407,800
Debt	1,501,852	1,484,852	1,494,852	1,495,000	1,520,000
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	5,170,193	5,797,956	6,291,158	5,947,391	6,741,959
Variable universal life	534,219	561,044	556,419	470,283	502,617
TOTAL LIABILITIES	44,232,683	44,879,292	47,383,350	47,941,907	48,716,012

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	586,592	590,783	592,451	594,084	598,106
Treasury stock	(26,072)	(25,763)	(50,326)	(83,549)	(107,740)
Retained earnings	2,432,925	2,488,447	2,567,796	2,642,860	2,719,492
Accumulated other comprehensive income (loss)	293,254	319,354	450,929	884,452	966,219
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	3,331,087	3,417,209	3,605,238	4,082,235	4,220,465
Noncontrolling interest	(984)	(1,035)	(739)	(739)	(750)
TOTAL EQUITY	3,330,103	3,416,174	3,604,499	4,081,496	4,219,715
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$47,562,786	$48,295,466	$50,987,849	$52,023,403	$52,935,727

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$38.88	$39.87	$42.59	$49.30	$51.68
Less: Accumulated other comprehensive income (loss)	3.42	3.72	5.33	10.69	11.83
Excluding accumulated other comprehensive income (loss)*	$35.46	$36.15	$37.26	$38.61	$39.85

Total Protective Life Corporation’s Shareowners’ Equity	$3,331,087	$3,417,209	$3,605,238	$4,082,235	$4,220,465
Less: Accumulated other comprehensive income (loss)	293,254	319,354	450,929	884,452	966,219
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$3,037,833	$3,097,855	$3,154,309	$3,197,783	$3,254,246

Common shares outstanding	85,667,977	85,705,659	84,650,243	82,812,088	81,669,195
Treasury Stock shares	3,108,983	3,071,301	4,126,717	5,964,872	7,107,765

* “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 2/9/2012 Page 6

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$78,643	$67,517	$93,068	$88,614	$89,871	$260,241	$339,070

Average shares outstanding-basic	86,600,622	86,603,228	86,346,216	84,722,232	83,205,456	86,567,069	85,208,612
Average shares outstanding-diluted	87,781,602	87,820,085	87,653,731	86,004,571	84,464,572	87,675,857	86,475,229

Net income available to PLC’s common shareowners per share-basic	$0.91	$0.78	$1.08	$1.05	$1.08	$3.01	$3.98
Net income available to PLC’s common shareowners per share-diluted	$0.90	$0.77	$1.06	$1.03	$1.06	$2.97	$3.92

Income from continuing operations	$78,643	$67,517	$93,068	$88,614	$89,871	$260,241	$339,070

EPS (basic)	$0.91	$0.78	$1.08	$1.05	$1.08	$3.01	$3.98
EPS (diluted)	$0.90	$0.77	$1.06	$1.03	$1.06	$2.97	$3.92

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$98,745	$(12,686)	$(34,993)	$(97,816)	$(9,756)	$(138,249)	$(155,251)
Derivative activity related to Corporate Debt and Investments	(42)	—	—	—	—	(168)	—
Derivative activity related to Annuities	19,329	21,483	2,196	(23,435)	5,579	63,445	5,823
RIGL - All Other Investments	(77,252)	(1,191)	49,430	128,401	10,833	112,856	187,473
Related amortization of DAC & VOBA	(2,993)	(933)	187	(501)	(1,493)	(5,141)	(2,740)
	37,787	6,673	16,820	6,649	5,163	32,743	35,305
Tax effect	(13,226)	(2,336)	(5,887)	(2,327)	(1,807)	(11,461)	(12,357)
	$24,561	$4,337	$10,933	$4,322	$3,356	$21,282	$22,948

RIGL - Derivatives per share-diluted	$0.87	$0.07	$(0.24)	$(0.92)	$(0.03)	$(0.56)	$(1.12)
RIGL - All Other Investments per share-diluted	$(0.59)	$(0.02)	$0.36	$0.97	$0.07	$0.80	$1.39

OPERATING INCOME PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$0.90	$0.77	$1.06	$1.03	$1.06	$2.97	$3.92
Less: RIGL - Derivatives per share-diluted	0.87	0.07	(0.24)	(0.92)	(0.03)	(0.56)	(1.12)
Less: RIGL - All Other Investments per share-diluted	(0.59)	(0.02)	0.36	0.97	0.07	0.80	1.39
Operating income per share-diluted	$0.62	$0.72	$0.94	$0.98	$1.02	$2.73	$3.65

NET OPERATING INCOME *

Net income available to PLC’s common shareowners	$78,643	$67,517	$93,068	$88,614	$89,871	$260,241	$339,070
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	76,721	5,718	(21,318)	(78,813)	(2,715)	(48,731)	(97,128)
Less: RIGL - All Other Investments net of tax and amortization	(52,159)	(1,381)	32,251	83,135	6,071	70,016	120,076
Net operating income	$54,081	$63,180	$82,135	$84,292	$86,515	$238,956	$316,122

PRE-TAX OPERATING INCOME **

Income before income tax and discontinued operations	$116,130	$104,095	$143,273	$131,203	$128,581	$388,863	$507,152
Less: RIGL - Derivatives	98,745	(12,686)	(34,993)	(97,816)	(9,756)	(138,249)	(155,251)
Less: Derivative activity related to corporate debt, investments & annuities ***	19,287	21,483	2,196	(23,435)	5,579	63,277	5,823
Less: RIGL - All Other Investments	(77,252)	(1,191)	49,430	128,401	10,833	112,856	187,473
Less: Related amortization of DAC & VOBA	(2,993)	(933)	187	(501)	(1,493)	(5,141)	(2,740)
Less: Minority Interest	(168)	(51)	296	—	—	(445)	245
Pre-tax operating income	$78,511	$97,473	$126,157	$124,554	$123,418	$356,565	$471,602

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

*** Includes derivative (gains) / losses

Draft 2/9/2012 Page 7

Invested Asset Summary

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011

Total Portfolio

Fixed Maturities	$24,676.9	$24,676.0	$26,133.6	$27,855.0	$27,983.5	80%
Mortgage Loans	4,892.8	4,873.7	5,349.9	5,378.0	5,353.5	15%
Investment Real Estate	25.4	21.9	23.7	27.5	29.9	0%
Equity Securities	359.4	352.9	349.7	327.8	335.2	1%
Policy Loans	793.5	784.3	881.8	880.2	879.8	3%
Short-Term Investments	352.8	406.7	134.7	80.4	101.5	0%
Other Long-Term Investments	276.3	276.3	297.8	284.5	257.7	1%
Total Invested Assets	$31,377.1	$31,391.8	$33,171.2	$34,833.4	$34,941.1	100%

Draft 2/9/2012 Page 8

Invested Asset Summary - Fixed Income

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011

Fixed Income

Corporate Bonds	$17,433.7	$17,638.5	$18,741.8	$19,856.5	$20,148.4	72%
Residential Mortgage-Backed Securities	2,915.1	2,633.8	2,702.2	2,827.2	2,656.1	9%
Commercial Mortgage-Backed Securities	312.6	316.4	452.6	640.3	741.8	3%
Other Asset-Backed Securities	991.7	1,062.1	1,029.1	953.7	971.0	3%
U.S. Government-related Securities	1,557.5	1,607.7	1,577.2	1,813.4	1,771.5	6%
Other Government-related Securities	327.8	262.2	232.5	192.0	137.9	1%
States, Municipals and Political Subdivisions	1,138.5	1,155.3	1,398.2	1,571.9	1,556.8	6%
Total Fixed Income Portfolio	$24,676.9	$24,676.0	$26,133.6	$27,855.0	$27,983.5	100%

Fixed Income - Quality

AAA	17.2%	16.9%	17.3%	17.6%	16.5%
AA	6.3%	6.5%	6.8%	7.9%	8.0%
A	21.3%	21.8%	25.2%	26.7%	27.5%
BBB	44.5%	45.1%	42.5%	40.4%	41.0%
Below investment grade	10.7%	9.7%	8.2%	7.4%	7.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 2/9/2012 Page 9

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011

NAIC Rating
1	52.63%	52.50%	55.32%	57.10%	56.07%
2	41.80%	42.31%	40.33%	38.61%	38.92%
3	2.83%	2.79%	2.31%	2.28%	2.80%
4	1.52%	1.18%	1.01%	1.11%	1.31%
5	1.04%	0.72%	0.87%	0.75%	0.73%
6	0.18%	0.50%	0.16%	0.15%	0.17%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	5.57%	5.19%	4.35%	4.29%	5.01%

Note:  NAIC Ratings reflect statutory carrying values

Draft 2/9/2012 Page 10

Invested Asset Summary - Mortgages

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011

Mortgage Loans - Type

Retail	66.2%	66.6%	64.4%	65.4%	65.7%
Apartments	12.2%	11.9%	11.4%	11.0%	11.3%
Office Buildings	12.7%	12.6%	14.1%	13.7%	13.4%
Warehouses	7.0%	6.9%	8.0%	7.7%	7.6%
Miscellaneous	1.9%	2.0%	2.1%	2.2%	2.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$—	$—	$10.3	$6.9	$2.4
90 Days Past Due	12.7	12.5	15.7	16.2	12.5
Renegotiated Loans(1)	16.1	16.1	16.1	16.1	16.1
Foreclosed Real Estate	4.8	1.6	1.7	5.5	10.4
	$33.6	$30.2	$43.8	$44.7	$41.4

% of Commercial Mortgage Loan Portfolio	0.7%	0.6%	0.8%	0.8%	0.8%

(1)  Loans being restructured under the terms of a pooling and servicing agreement.

Draft 2/9/2012 Page 11

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$10.7	$7.9	$3.0	$2.6	$2.2
AA	1.0	0.7	—	—	—
A	—	—	—	—	—
BBB	46.3	13.2	6.0	—	—
Below investment grade	61.4	48.1	20.7	23.8	21.0
Total	$119.4	$69.9	$29.7	$26.4	$23.2

Modco Trading Portfolio

Rating
AAA	$824.5	$789.0	$768.0	$871.5	$845.5
AA	276.9	296.8	316.5	325.2	267.4
A	576.8	589.2	693.1	654.5	702.9
BBB	932.2	871.4	869.4	888.8	909.3
Below investment grade	246.1	233.1	210.1	231.9	211.7
Short-term investments	114.3	155.4	102.2	67.6	85.8
Total	$2,970.8	$2,934.9	$2,959.3	$3,039.5	$3,022.6

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 2/9/2012 Page 12

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of December 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$3.6	$—	$—	$—	$—	$3.6
BBB	6.8	—	—	—	—	6.8
Below investment grade	344.4	—	—	—	—	344.4
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$354.8	$—	$—	$—	$—	$354.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$—	$—	$—	$—	$—	$—
BBB	0.6	—	—	—	—	0.6
Below investment grade	(66.5)	—	—	—	—	(66.5)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(65.9)	$—	$—	$—	$—	$(65.9)

Draft 2/9/2012 Page 13

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of December 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$708.4	$—	$85.9	$406.3	$306.0	$1,506.6
AA	9.9	—	—	—	—	9.9
A	66.3	—	—	—	—	66.3
BBB	24.4	—	—	—	—	24.4
Below investment grade	694.0	—	—	—	—	694.0
Total mortgage-backed securities collateralized by prime loans	$1,503.0	$—	$85.9	$406.3	$306.0	$2,301.2

Includes $1.4 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$45.2	$—	$8.0	$16.6	$15.3	$85.1
AA	0.3	—	—	—	—	0.3
A	0.4	—	—	—	—	0.4
BBB	(0.4)	—	—	—	—	(0.4)
Below investment grade	(31.6)	—	—	—	—	(31.6)
Total mortgage-backed securities collateralized by prime loans	$13.9	$—	$8.0	$16.6	$15.3	$53.8

Draft 2/9/2012 Page 14

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of December 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$156.4	$45.9	$—	$86.6	$228.4	$517.3
AA	7.3	—	—	29.5	29.3	66.1
A	39.2	—	5.9	34.7	78.6	158.4
Total commercial mortgage-backed securities	$202.9	$45.9	$5.9	$150.8	$336.3	$741.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$3.3	$1.8	$—	$5.9	$12.9	$23.9
AA	(0.4)	—	—	(1.7)	(0.5)	(2.6)
A	1.7	—	0.2	2.1	—	4.0
Total commercial mortgage-backed securities	$4.6	$1.8	$0.2	$6.3	$12.4	$25.3

Draft 2/9/2012 Page 15

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of December 31, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$633.4	$—	$22.7	$32.0	$12.2	$700.3
AA	114.7	—	—	—	—	114.7
A	6.8	—	—	—	86.2	93.0
BBB	5.6	—	—	—	—	5.6
Below investment grade	57.4	—	—	—	—	57.4
Total other asset-backed securities	$817.9	$—	$22.7	$32.0	$98.4	$971.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(25.4)	$—	$—	$—	$0.1	$(25.3)
AA	(10.5)	—	—	—	—	(10.5)
A	(0.3)	—	—	—	2.3	2.0
BBB	—	—	—	—	—	—
Below investment grade	(50.2)	—	—	—	—	(50.2)
Total other asset-backed securities	$(86.4)	$—	$—	$—	$2.4	$(84.0)

* Excludes Residential and Commercial mortgage-backed securities

Draft 2/9/2012 Page 16

Life Marketing Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$414,729	$393,665	$406,566	$383,293	$408,057	$1,575,764	$1,591,581
Reinsurance Ceded	(244,340)	(198,086)	(219,292)	(191,498)	(237,886)	(839,512)	(846,762)
Net Premiums and Policy Fees	170,389	195,579	187,274	191,795	170,171	736,252	744,819
Net investment income	105,177	106,627	110,230	112,396	116,922	388,061	446,175
Other income	26,708	28,131	28,923	27,048	26,205	95,079	110,307
Total Revenues	302,274	330,337	326,427	331,239	313,298	1,219,392	1,301,301

BENEFITS & EXPENSES
Benefits and settlement expenses	224,000	245,162	236,439	269,996	226,501	921,765	978,098
Amortization of deferred policy acquisition costs and value of business acquired	25,221	35,569	31,989	20,291	33,035	91,363	120,884
Other operating expenses	12,884	23,367	24,295	20,631	17,752	58,794	86,045
Total Benefits and Expenses	262,105	304,098	292,723	310,918	277,288	1,071,922	1,185,027

INCOME BEFORE INCOME TAX	$40,169	$26,239	$33,704	$20,321	$36,010	$147,470	$116,274

Life Marketing Key Data

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

SALES BY PRODUCT
Traditional	$3,419	$1,863	$1,305	$516	$162	$50,101	$3,846
Universal life	39,039	35,945	32,988	25,670	23,344	113,168	117,947
Bank-owned life insurance	3,197	4,661	3,460	1,520	1,722	8,098	11,363
Total	$45,655	$42,469	$37,753	$27,706	$25,228	$171,367	$133,156

SALES BY DISTRIBUTION
Brokerage general agents	$24,550	$24,520	$21,183	$14,607	$10,642	$101,588	$70,952
Independent agents	6,524	4,723	4,507	3,865	3,052	24,838	16,147
Stockbrokers/banks	11,206	8,343	8,427	6,907	8,000	36,633	31,677
BOLI/other	3,375	4,883	3,636	2,327	3,534	8,308	14,380
Total	$45,655	$42,469	$37,753	$27,706	$25,228	$171,367	$133,156

Draft 2/9/2012 Page 17

Annuities Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$13,125	$14,923	$16,709	$17,670	$19,083	$42,786	$68,385
Reinsurance Ceded	(20)	(21)	(17)	(16)	(12)	(136)	(66)
Net Premiums and Policy Fees	13,105	14,902	16,692	17,654	19,071	42,650	68,319
Net investment income	124,686	124,356	128,202	127,095	127,577	482,264	507,230
RIGL - Derivatives	(19,329)	(21,483)	(2,196)	23,435	(5,579)	(63,445)	(5,823)
RIGL - All Other Investments	6,987	999	(2,215)	501	10,176	10,175	9,461
Other income	9,603	11,358	13,119	14,516	16,167	30,592	55,160
Total Revenues	135,052	130,132	153,602	183,201	167,412	502,236	634,347

BENEFITS & EXPENSES
Benefits and settlement expenses	100,657	96,247	99,856	93,438	101,247	407,455	390,788
Amortization of deferred policy acquisition costs and value of business acquired	6,080	7,072	18,161	31,713	14,114	(3,182)	71,060
Other operating expenses	10,528	12,963	13,068	13,901	14,246	36,770	54,178
Total Benefits and Expenses	117,265	116,282	131,085	139,052	129,607	441,043	516,026

INCOME BEFORE INCOME TAX	17,787	13,850	22,517	44,149	37,805	61,193	118,321

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(19,329)	(21,483)	(2,196)	23,435	(5,579)	(63,445)	(5,823)
Add back: Derivative activity related to annuities	(19,329)	(21,483)	(2,196)	23,435	(5,579)	(63,445)	(5,823)
Less: RIGL - All Other Investments	6,987	999	(2,215)	501	10,176	10,175	9,461
Add back: Amortization related to benefit and settlement expenses	—	5	12	174	44	—	235
Add back: Related amortization of DAC	1,605	229	(369)	(38)	1,809	2,883	1,631

PRE-TAX OPERATING INCOME	$12,405	$13,085	$24,375	$43,784	$29,482	$53,901	$110,726

Annuities Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2010	2011	2011	2011	2011	2010	2011

SALES
Variable Annuity	$515,678	$607,795	$669,021	$573,166	$498,617	$1,714,753	$2,348,599
Immediate Annuity	20,801	19,194	14,200	18,160	14,696	64,367	66,250
Single Premium Deferred Annuity	120,135	246,942	212,323	255,715	173,420	760,555	888,400
Market Value Adjusted Annuity	5,045	42,950	18,989	12,671	2,595	104,766	77,205
Equity Indexed Annuity	100	178	291	79	179	606	727
Total	$661,759	$917,059	$914,824	$859,791	$689,507	$2,645,047	$3,381,181

PRE-TAX OPERATING INCOME
Variable Annuity	$2,487	$60	$12,168	$10,153	$18,764	$15,227	$41,145
Fixed Annuity	9,918	13,025	12,207	33,631	10,718	38,674	69,581
Total	$12,405	$13,085	$24,375	$43,784	$29,482	$53,901	$110,726

DEPOSIT BALANCE
VA Fixed Annuity	$451,918	$493,686	$541,252	$533,211	$510,567
VA Separate Account Annuity	4,429,084	5,058,135	5,579,541	5,367,490	6,140,365
Sub-total	4,881,002	5,551,821	6,120,793	5,900,701	6,650,932
Fixed Annuity	7,758,905	7,931,246	8,035,741	8,125,616	8,152,841
Total	$12,639,907	$13,483,067	$14,156,534	$14,026,317	$14,803,773

Draft 2/9/2012 Page 18

Stable Value Products Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

REVENUES
Net investment income	$38,083	$36,104	$39,376	$35,173	$34,497	$171,327	$145,150
RIGL - Derivatives	427	645	(617)	(485)	98	117	(359)
RIGL - All Other Investments	2,113	7,967	7,661	10,471	(774)	(3,561)	25,325
Other income	—	(1)	1	(1)	—	—	(1)
Total Revenues	40,623	44,715	46,421	45,158	33,821	167,883	170,115

BENEFITS & EXPENSES
Benefits and settlement expenses	26,220	22,790	19,381	19,641	19,444	123,365	81,256
Amortization of deferred policy acquisition costs and value of business acquired	2,171	3,547	286	502	221	5,430	4,556
Other operating expenses	830	571	568	812	606	3,325	2,557
Total Benefits and Expenses	29,221	26,908	20,235	20,955	20,271	132,120	88,369

INCOME BEFORE INCOME TAX	11,402	17,807	26,186	24,203	13,550	35,763	81,746

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	427	645	(617)	(485)	98	117	(359)
Less: RIGL-All Other Investments	2,113	7,967	7,661	10,471	(774)	(3,561)	25,325

PRE-TAX OPERATING INCOME	$8,862	$9,195	$19,142	$14,217	$14,226	$39,207	$56,780

Stable Value Products Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2010	2011	2011	2011	2011	2010	2011
SALES
GIC	$58,635	$74,658	$161,137	$230,000	$32,900	$132,612	$498,695
GFA - Direct Institutional	225,000	—	100,000	200,000	—	625,000	300,000
Total	$283,635	$74,658	$261,137	$430,000	$32,900	$757,612	$798,695

DEPOSIT BALANCE
Quarter End Balance	$3,076,233	$2,664,139	$2,565,235	$2,827,862	$2,769,510
Average Daily Balance	$3,000,692	$2,750,596	$2,450,620	$2,710,571	$2,827,891

OPERATING SPREAD	1.18%	1.34%	3.12%	2.10%	2.01%

ADJUSTED OPERATING SPREAD (1)	1.18%	1.31%	1.97%	1.92%	2.00%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 2/9/2012 Page 19

Asset Protection Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$73,731	$71,606	$72,333	$70,646	$69,621	$305,831	$284,206
Reinsurance Ceded	(33,153)	(31,813)	(32,253)	(31,782)	(32,215)	(138,539)	(128,063)
Net Premiums and Policy Fees	40,578	39,793	40,080	38,864	37,406	167,292	156,143
Net investment income	6,942	6,984	6,788	6,675	6,054	28,820	26,501
Other income	17,650	21,126	22,909	25,750	24,842	71,014	94,627
Total Revenues	65,170	67,903	69,777	71,289	68,302	267,126	277,271

BENEFITS & EXPENSES
Benefits and settlement expenses	25,302	23,866	25,147	26,529	23,968	99,836	99,510
Amortization of deferred policy acquisition costs and value of business acquired	12,175	11,214	10,847	10,143	9,524	50,007	41,728
Other operating expenses	22,801	26,332	27,957	28,598	28,239	87,822	111,126
Total Benefits and Expenses	60,278	61,412	63,951	65,270	61,731	237,665	252,364

INCOME BEFORE INCOME TAX	4,892	6,491	5,826	6,019	6,571	29,461	24,907
Less: noncontrolling interests	(168)	(51)	296	—	—	(436)	245
OPERATING INCOME	$5,060	$6,542	$5,530	$6,019	$6,571	$29,897	$24,662

Asset Protection Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2010	2011	2011	2011	2011	2010	2011

SALES
Credit insurance	$8,735	$8,766	$9,650	$8,970	$8,381	$36,219	$35,767
Service contracts	62,710	64,178	79,142	83,109	80,544	251,986	306,973
Other products	13,806	17,244	20,116	18,532	17,016	54,489	72,908
Total	$85,251	$90,188	$108,908	$110,611	$105,941	$342,694	$415,648

Draft 2/9/2012 Page 20

Acquisitions Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$169,754	$180,494	$215,533	$219,970	$218,502	$676,849	$834,499
Reinsurance Ceded	(111,229)	(101,794)	(112,681)	(103,667)	(101,534)	(430,151)	(419,676)
Net Premiums and Policy Fees	58,525	78,700	102,852	116,303	116,968	246,698	414,823
Net investment income	112,509	117,938	132,710	140,352	138,261	458,703	529,261
RIGL - Derivatives	112,021	7,480	(28,858)	(109,437)	(3,116)	(65,987)	(133,931)
RIGL - All Other Investments	(87,411)	(5,274)	34,676	124,416	13,289	116,044	167,107
Other income	1,227	1,279	1,391	1,432	1,459	5,886	5,561
Total Revenues	196,871	200,123	242,771	273,066	266,861	761,344	982,821

BENEFITS & EXPENSES
Benefits and settlement expenses	126,171	142,481	164,906	176,850	178,056	512,433	662,293
Amortization of deferred policy acquisition costs and value of business acquired	16,919	16,603	18,053	20,807	19,578	64,410	75,041
Other operating expenses	8,841	7,141	14,735	16,767	17,149	25,559	55,792
Total Benefits and Expenses	151,931	166,225	197,694	214,424	214,783	602,402	793,126

INCOME BEFORE INCOME TAX	44,940	33,898	45,077	58,642	52,078	158,942	189,695

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	112,021	7,480	(28,858)	(109,437)	(3,116)	(65,987)	(133,931)
Less: RIGL - All Other Investments	(87,411)	(5,274)	34,676	124,416	13,289	116,044	167,107
Add back: Related amortization of deferred policy acquisition costs and value of business acquired	1,388	699	170	365	(360)	2,258	874

PRE-TAX OPERATING INCOME	$21,718	$32,391	$39,429	$44,028	$41,545	$111,143	$157,393

Draft 2/9/2012 Page 21

Corporate & Other Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$5,777	$5,655	$5,445	$5,399	$4,970	$24,164	$21,469
Reinsurance Ceded	—	(94)	(5)	(4)	(5)	(2)	(108)
Net Premiums and Policy Fees	5,777	5,561	5,440	5,395	4,965	24,162	21,361
Net investment income	32,234	52,204	31,479	41,235	41,408	154,501	166,326
RIGL - Derivatives	5,626	672	(3,322)	(11,329)	(1,159)	(8,934)	(15,138)
RIGL - All Other Investments	1,059	(4,883)	9,308	(6,987)	(11,858)	(9,802)	(14,420)
Other income	6,096	10,316	20,881	7,114	3,847	19,847	42,158
Total Revenues	50,792	63,870	63,786	35,428	37,203	179,774	200,287

BENEFITS & EXPENSES
Benefits and settlement expenses	4,846	5,823	5,824	6,338	3,543	24,575	21,528
Amortization of deferred policy acquisition costs and value of business acquired	395	358	352	326	1,618	1,694	2,654
Other operating expenses	48,611	51,879	47,647	50,895	49,475	197,471	199,896
Total Benefits and Expenses	53,852	58,060	53,823	57,559	54,636	223,740	224,078

INCOME (LOSS) BEFORE INCOME TAX	(3,060)	5,810	9,963	(22,131)	(17,433)	(43,966)	(23,791)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	5,626	672	(3,322)	(11,329)	(1,159)	(8,934)	(15,138)
Less: RIGL-All Other Investments	1,059	(4,883)	9,308	(6,987)	(11,858)	(9,802)	(14,420)
Add back: Derivative activity related to corporate debt and investments	42	—	—	—	—	168	—
Less: noncontrolling interests	—	—	—	—	—	(9)	—

PRE-TAX OPERATING INCOME (LOSS)	$(9,703)	$10,021	$3,977	$(3,815)	$(4,416)	$(25,053)	$5,767

Draft 2/9/2012 Page 22

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax excluding net realized investment gains (losses) (net of the related amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and participating income from real estate ventures), and the cumulative effect of any change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses), but are considered part of consolidated and segment operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 2/9/2012 Page 23

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	4TH QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2010	2011

Life Marketing	$40,169	$36,010	$147,470	$116,274
Acquisitions	21,718	41,545	111,143	157,393
Annuities	12,405	29,482	53,901	110,726
Stable Value Products	8,862	14,226	39,207	56,780
Asset Protection	5,060	6,571	29,897	24,662
Corporate & Other	(9,703)	(4,416)	(25,053)	5,767

Total Pre-tax operating income	78,511	123,418	356,565	471,602

Realized Investment Gains (Losses) - Investments	(80,245)	9,340	107,715	(149,428)
Realized Investment Gains (Losses) - Derivatives	118,032	(4,177)	(74,972)	184,733
Income Tax Expense	(37,655)	(38,710)	(129,067)	(167,837)

Net income available to PLC’s common shareowners	$78,643	$89,871	$260,241	$339,070

Draft 2/9/2012 Page 24

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2010	2011	2011	2011	2011	2010	2011

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.62	$0.72	$0.94	$0.98	$1.02	$2.73	$3.65
RIGL - Derivatives per share-diluted	0.87	0.07	(0.24)	(0.92)	(0.03)	(0.56)	(1.12)
RIGL - All Other Investments-diluted	(0.59)	(0.02)	0.36	0.97	0.07	0.80	1.39
Net income available to PLC’s common shareowners per share-diluted	$0.90	$0.77	$1.06	$1.03	$1.06	$2.97	$3.92

Draft 2/9/2012 Page 25

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2010	2011	2011	2011	2011

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$38.88	$39.87	$42.59	$49.30	$51.68
Less: Accumulated other comprehensive income (loss)	3.42	3.72	5.33	10.69	11.83
Excluding accumulated other comprehensive income (loss)	$35.46	$36.15	$37.26	$38.61	$39.85

Draft 2/9/2012 Page 26

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended December 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$67,517	$93,068	$88,614	$89,871	$339,070
Less:
Realized investment gains (losses), net of income tax
Investments	(774)	32,129	83,461	7,041	121,857
Derivatives	5,718	(21,318)	(78,813)	(2,715)	(97,128)
Related amortization of DAC and VOBA, net of income tax	(607)	122	(326)	(970)	(1,781)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	—	—	—	—
Operating Income	$63,180	$82,135	$84,292	$86,515	$316,122

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2010	$3,331,087	$293,254	$3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
June 30, 2011	3,605,238	450,929	3,154,309
September 30, 2011	4,082,235	884,452	3,197,783
December 31, 2011	4,220,465	966,219	3,254,246
Total			$15,742,026

Average			$3,148,405

Operating Income Return on Average Equity			10.0%

Draft 2/9/2012 Page 27

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended December 31, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$69,779	$41,371	$70,448	$78,643	$260,241
Less:
Realized investment gains (losses), net of income tax
Investments	23,420	33,089	67,062	(50,214)	73,357
Derivatives	(21,204)	(45,806)	(58,361)	76,748	(48,623)
Related amortization of DAC and VOBA, net of income tax	(140)	(212)	(1,044)	(1,945)	(3,341)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	27	27	27	108
Operating Income	$67,730	$54,327	$62,818	$54,081	$238,956

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2009	$2,478,821	$(321,169)	$2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
Total			$14,592,109

Average			$2,918,422

Operating Income Return on Average Equity			8.2%

Draft 2/9/2012 Page 28

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended December 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$67,517	$93,068	$88,614	$89,871	$339,070

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2010	$3,331,087	$293,254	$3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
June 30, 2011	3,605,238	450,929	3,154,309
September 30, 2011	4,082,235	884,452	3,197,783
December 31, 2011	4,220,465	966,219	3,254,246
Total			$15,742,026

Average			$3,148,405

Net income available to PLC’s common shareowners Return on Average Equity			10.8%

Draft 2/9/2012 Page 29

Calculation of Net Income available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended December 31, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$69,779	$41,371	$70,448	$78,643	$260,241

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2009	$2,478,821	$(321,169)	$2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
Total			$14,592,109

Average			$2,918,422

Net income available to PLC’s common shareowners Return on Average Equity			8.9%